                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
            THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

      Filed by the registrant /X/

      Filed by a party other than the registrant / /

      Check the appropriate box:
      / /        Preliminary proxy statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive proxy statement
      / /        Definitive additional materials
      / /        Soliciting material pursuant to Rule 14a-11(c) or
                 Rule 14a-12

                       INT MEDIA GROUP, INCORPORATED
----------------------------------------------------------------------------
              (Name of Registrant as Specified In Its Charter)
----------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of filing fee (Check the appropriate box):
/X/        No fee required
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11
           (1)  Title of each class of securities to which transaction applies:
                ------------------------------------------------------------
           (2)  Aggregate number of securities to which transaction applies:
                ------------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ------------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ------------------------------------------------------------
           (5)  Total fee paid:
                ------------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

           Check box if any part of the fee is offset as provided by
/ / Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount previously paid:
                ------------------------------------------------------------
           (2)  Form, schedule or registration statement no.:
                ------------------------------------------------------------
           (3)  Filing party:
                ------------------------------------------------------------
           (4)  Date Filed:
                ------------------------------------------------------------

                         INT MEDIA GROUP, INCORPORATED
                           23 OLD KINGS HIGHWAY SOUTH
                           DARIEN, CONNECTICUT 06820
                                 (203) 662-2800

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 15, 2002

                            ------------------------

Dear Stockholders:

    You are hereby cordially invited to attend the 2002 Annual Meeting of Stockholders of INT Media Group, Incorporated, a Delaware corporation, at the offices of Chase Manhattan Bank, 270 Park Avenue, 11th Floor, New York, New York on May 15, 2002, at 10:00 a.m. local time. This meeting is being held for the following purposes:

    1. To elect five directors to the Board of Directors of INT Media Group, Incorporated with terms expiring at the Annual Meeting of Stockholders to be held in 2003 or until their successors are duly elected.

    2. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders. Only stockholders of record at the close of business on March 29, 2002 are entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or adjournments thereof.

                             YOUR VOTE IS IMPORTANT

    Whether or not you expect to be present at the annual meeting, please complete, date, sign and return the enclosed proxy promptly in the postage-prepaid envelope provided for your convenience. If you attend the annual meeting, you may revoke your proxy and vote your shares in person if you wish.

                                          By Order of the Board of Directors,
                                          Alan M. Meckler
                                          CHAIRMAN OF THE BOARD
                                            AND CHIEF EXECUTIVE OFFICER

Dated: April 15, 2002

                         INT MEDIA GROUP, INCORPORATED
                           23 OLD KINGS HIGHWAY SOUTH
                           DARIEN, CONNECTICUT 06820
                                 (203) 662-2800

                            ------------------------

               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 15, 2002

                            ------------------------

    The Board of Directors of INT Media Group, Incorporated (the "Company") is soliciting proxies from the Company's stockholders for the 2002 Annual Meeting of Stockholders to be held on May 15, 2002.

    You are entitled to vote at the meeting if you were a stockholder of record at the close of business on March 29, 2002. On April 15, 2002, the Company will begin mailing to all such stockholders a proxy card, this proxy statement and the Company's 2001 Annual Report. On March 29, 2002, there were 25,333,077 shares of the Company's common stock outstanding, which are the only shares of the Company's stock entitled to vote at this meeting. Each such share of common stock will be entitled to one vote at the meeting.

    Your signed proxy card will appoint each of Alan M. Meckler and Christopher
S. Cardell as proxy holders, or your representatives, to vote your shares.

    If you sign and return your proxy card without giving voting directions, the proxy holders will vote your shares FOR all of the nominees for director listed on pages 2 and 3. The proxy card permits you to direct the proxy holders to withhold your votes from particular nominees.

    Signing and returning your proxy card will not prevent you from voting in person at the meeting. If you vote in person at the meeting, your previously voted proxy will be automatically revoked. You may also revoke your proxy any time before it is voted by delivering written notice prior to the meeting to:

    INT Media Group, Incorporated
    23 Old Kings Highway South
    Darien, Connecticut 06820
    Attn: Corporate Secretary

    If you submit more than one proxy, each later-dated proxy will revoke all previous proxies.

    The Board of Directors expects all nominees named below to be available for election. In case any nominee is not available, the proxy holders may vote your shares for a substitute if you have submitted a signed proxy card.

    As far as the Company knows, the only matters to be brought before the meeting are those referred to in this proxy statement. As to any other matters presented at the meeting, if you send in a signed proxy card, the proxy holders may vote your shares at their discretion.

    No business may be conducted at the meeting unless a majority of all outstanding shares entitled to vote are either present at the meeting in person or represented by proxy. All matters voted on at the meeting will be determined by the "yes" vote of a majority of the shares present at the meeting in person or represented by proxy and entitled to vote on the subject matter of the vote, except for the election of directors, which will be determined by the "yes" vote of a plurality of such shares.

    Abstentions and broker non-votes are counted as shares present for determining if there are sufficient shares present to hold the meeting; however, they are not counted as votes "for" or "against" any item.

    A list of stockholders entitled to vote at the meeting will be available at the meeting and for ten days prior to the meeting, between the hours of 9:00 a.m. and 5:00 p.m., at the New York City offices of the Company, 501 Fifth Avenue, Third Floor, New York, New York 10017, by contacting the Secretary of the Company.

                         ITEM 1.  ELECTION OF DIRECTORS

    Item 1 is the election of all five current members of the Company's Board of Directors to another term. The persons named in the enclosed proxy intend to vote the proxy for the election of each of the five nominees, unless you indicate on the proxy card that your vote should be withheld from any or all such nominees. Each nominee elected as a director will continue in office until their successor has been elected, or until their death, resignation or retirement.

    The Board of Directors has proposed the following nominees for election as directors with terms expiring in 2003 at the Annual Meeting: Alan M. Meckler, Christopher S. Cardell, Michael J. Davies, Gilbert F. Bach and William A. Shutzer.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THESE NOMINEES AS DIRECTORS.

    The following table sets forth certain information with respect to each nominee for director. Except as otherwise indicated, each nominee has held his present occupation or occupations for more than the past five years and has not been principally employed by any subsidiary or affiliate of the Company. There are no family relationships between any nominee, director or executive officer of the Company. References below to the nominees' respective ages are as of the date of the Annual Meeting. References below to periods of service to the Company include, where applicable, service to the Company's predecessor business, internet.com LLC, prior to its 1999 merger with and into the Company.

                                                                   PRINCIPAL OCCUPATION OR
NAME                                       AGE                  OCCUPATIONS AND DIRECTORSHIPS
----                                     --------   -----------------------------------------------------
Alan M. Meckler                             56      Alan M. Meckler has been a director, Chairman of the
                                                    Board and Chief Executive Officer of the Company
                                                    since its inception. Previously, Mr. Meckler had been
                                                    Chairman of the Board and Chief Executive Officer of
                                                    Mecklermedia Corporation since December 1993 and had
                                                    been President and a director from 1971 through
                                                    November 1997. Mr. Meckler also held the office of
                                                    Chairman of the Board of Mecklermedia since 1971, and
                                                    was the only person to have held the offices of
                                                    Chairman of the Board or Chief Executive Officer
                                                    since Mecklermedia's founding.

Christopher S. Cardell                      42      Christopher S. Cardell has been a director, President
                                                    and Chief Operating Officer of the Company since its
                                                    inception. Previously, Mr. Cardell was President and
                                                    Chief Operating Officer of Mecklermedia since
                                                    November 1997, and a director since February 1997.
                                                    Prior to November 1997, Mr. Cardell held the office
                                                    of Executive Vice President, Chief Operating Officer
                                                    and Chief Financial Officer of Mecklermedia. He
                                                    joined Mecklermedia as Senior Vice President and
                                                    Chief Financial Officer in January 1996. Prior to
                                                    that time, Mr. Cardell was a Senior Manager with
                                                    Arthur Andersen LLP.

                                                                   PRINCIPAL OCCUPATION OR
NAME                                       AGE                  OCCUPATIONS AND DIRECTORSHIPS
----                                     --------   -----------------------------------------------------
Michael J. Davies                           57      Michael J. Davies has been a director of the Company
                                                    since its inception. Mr. Davies has been President of
                                                    Fox Hill Consulting LLC since February 1998 and is a
                                                    former director of PROVANT Inc. He was a special
                                                    limited partner with American Business Partners from
                                                    July 1997 to April 1998. Prior to that he was a
                                                    Managing Director, Corporate Finance, of the
                                                    investment bank Legg Mason Wood Walker, Incorporated
                                                    since 1993. Before joining Legg Mason, Mr. Davies was
                                                    the Publisher of the Baltimore Sun between 1990 and
                                                    1993. Mr. Davies was also a director of Mecklermedia
                                                    from January 1996 until it was acquired by Penton
                                                    Media in November 1998. From February 2001 until
                                                    March 2002 he was Chairman of Saltmine, Inc. He has
                                                    been Chairman of Amazing Media, Inc. since October
                                                    2000 and a director of Boxwood Technology, Inc. since
                                                    May 2000.

Gilbert F. Bach                             70      Gilbert F. Bach has been a director of the Company
                                                    since its inception. Mr. Bach retired on January 1,
                                                    1997 from Lehman Bros., where he held various
                                                    positions from 1979 through 1996, most recently as a
                                                    Managing Director. From 1955 to 1979, Mr. Bach held
                                                    various positions at Hirsch & Co. and Loeb Rhoades &
                                                    Co. Mr. Bach was also a director of Mecklermedia from
                                                    February 1997 until it was acquired by Penton Media
                                                    in November 1998.

William A. Shutzer                          55      William A. Shutzer has been a director of the Company
                                                    since January 2000. Mr. Shutzer has been a Managing
                                                    Director at Lehman Bros. since October 2000. Prior to
                                                    that, Mr. Shutzer was a Partner of Thomas Weisel
                                                    Partners since September 1999. He has been a director
                                                    of Tiffany & Co. since 1984 and has been a director
                                                    of both PracticeWorks, Inc and Blount Inc. since
                                                    2001. He also began serving as a director of RSI
                                                    Holdings Inc. in 2002. Mr. Shutzer was Executive Vice
                                                    President of Furman Selz, an investment bank, from
                                                    March 1994 to March 1996, President from April 1996
                                                    to September 1997 and Chairman of the investment
                                                    banking group of ING Furman Selz from October 1997 to
                                                    August 1999. Prior to that, Mr. Shutzer was employed
                                                    at Lehman Bros. from August 1972 to February 1994.

                      PRINCIPAL STOCKHOLDERS AND SECURITY
                            OWNERSHIP OF MANAGEMENT

SECURITY OWNERSHIP OF DIRECTORS, NOMINEES FOR DIRECTOR, MOST HIGHLY COMPENSATED EXECUTIVE OFFICERS AND ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP

    The following table sets forth, as of March 15, 2002, information with respect to the outstanding shares of the Company's common stock, par value $.01 per share (the "Common Stock"), beneficially owned by each director of the Company, each nominee for director, the Chief Executive Officer (who is also a director), the President and Chief Operating Officer (who is also a director) and by all persons presently serving as directors and officers of the Company as a group. Except as otherwise indicated, all shares are owned directly.

                                                                              AMOUNT AND
                                                                              NATURE OF
                NAME OF                              ADDRESS OF               BENEFICIAL       PERCENT OF
           BENEFICIAL OWNER                       BENEFICIAL OWNER            OWNERSHIP         CLASS(1)
---------------------------------------  -----------------------------------  ----------       ----------
Alan M. Meckler                          c/o INT Media Group, Incorporated    13,742,598(2)       53.5%
                                         23 Old Kings Highway South
                                         Darien, CT 06820
Christopher S. Cardell                   c/o INT Media Group, Incorporated       578,554           2.3%
                                         23 Old Kings Highway South
                                         Darien, CT 06820
Michael J. Davies                        15925 Old York Road                       4,499             *
                                         Monkton, MD 21111
Gilbert F. Bach                          75 East End Avenue                       23,999             *
                                         New York, NY 10028
William A. Shutzer                       520 East 86th Street                    432,229           1.7%
                                         New York, NY 10028
Christopher J. Baudouin                  c/o INT Media Group, Incorporated       113,604(3)          *
                                         23 Old Kings Highway South
                                         Darien, CT 06820
All directors and executive officers as                                       14,895,483          57.6%
a group (six persons)

------------------------

*   Less than one percent

(1) For purposes of this table, a person is deemed to have "beneficial ownership" of any shares as of a given date (i) which such person has the right to acquire within 60 days after such date, (ii) over which such person has voting power or (iii) over which such person has investment power, including disposition power. For purposes of computing the percentage of outstanding shares held by each person named above on a given date, any security which such person has the right to acquire within 60 days after such date is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2) Includes 1,495,214 shares held in trusts established for the benefit of Mr. Meckler's four children and over which Mr. Meckler exercises investment control, 50,000 shares donated by Mr. Meckler to the Meckler Foundation, a non-profit charitable foundation founded by Mr. Meckler and for which he acts as a trustee, 7,100 shares purchased by the Meckler Foundation, 88,100 shares purchased by Mr. Meckler's mother and 62,200 shares held in a trust for the benefit of Mr. Meckler's mother and over which Mr. Meckler exercises investment control.

(3) Includes 500 shares held in a trust for the benefit of Mr. Baudouin's child. Mr. Baudouin exercises investment control over this trust.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AS OF MARCH 15, 2002

                                                                                AMOUNT AND
                NAME OF                             ADDRESS OF             NATURE OF BENEFICIAL   PERCENT OF
           BENEFICIAL OWNER                      BENEFICIAL OWNER               OWNERSHIP          CLASS(1)
---------------------------------------  --------------------------------  --------------------   ----------
Royce & Associates, Inc.                 1414 Avenue of the Americas
                                         New York, NY 10019                    3,366,600(2)          13.3%

------------------------

(1) For purposes of this table, a person is deemed to have "beneficial ownership" of any shares as of a given date (i) which such person has the right to acquire within 60 days after such date, (ii) over which such person has voting power or (iii) over which such person has investment power, including disposition power. For purposes of computing the percentage of outstanding shares held by each person named above on a given date, any security which such person has the right to acquire within 60 days after such date is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2) Royce & Associates' beneficial ownership set forth above is based on the record ownership of these shares as reported in filings with the Securities and Exchange Commission.

              FURTHER INFORMATION REGARDING THE BOARD OF DIRECTORS

COMMITTEES OF THE BOARD

    The Board of Directors has established a Compensation Committee and an Audit Committee, the current members of which are as follows:

COMPENSATION COMMITTEE                     AUDIT COMMITTEE
----------------------                     ---------------
Michael J. Davies                          Michael J. Davies
Gilbert F. Bach                            Gilbert F. Bach
William A. Shutzer                         William A. Shutzer

    COMPENSATION COMMITTEE

    The Compensation Committee reviews and approves the compensation and benefits for the Company's key executive officers, administers the Company's employee benefit plans and makes recommendations to the Board regarding such matters. The Compensation Committee met one time during the fiscal year ended December 31, 2001.

    AUDIT COMMITTEE

    The Audit Committee has the responsibility to review audited financial statements and accounting practices of the Company, and to consider and recommend the employment of, and approve the fee arrangements with, independent accountants for both audit functions and for advisory and other consulting services. The members of the Audit Committee were appointed pursuant to Rule 4350 of the National Association of Securities Dealers listing standards and are each considered independent pursuant to Rule 4200(a)(15) of those same listing standards. The Company's Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee met two times during the fiscal year ended December 31, 2001.

DIRECTORS' ATTENDANCE

    The Board of Directors met four times during the fiscal year ended
December 31, 2001. All of the incumbent directors attended all of the Board of Directors' meetings and all of the meetings of each committee on which each such director serves.

                               EXECUTIVE OFFICERS

    In addition to Alan M. Meckler, the Chairman of the Board and Chief Executive Officer, and Christopher S. Cardell, President and Chief Operating Officer, the following person is an Executive Officer of the Company.

NAME                                       AGE                  POSITION WITH COMPANY
----                                     --------   ---------------------------------------------
Christopher J. Baudouin                     34      Christopher J. Baudouin has been Chief
                                                    Financial Officer of the Company since its
                                                    inception. Mr. Baudouin served as Chief
                                                    Financial Officer of Mecklermedia since June
                                                    1998. He joined Mecklermedia as Controller in
                                                    June 1997. Prior to that time, Mr. Baudouin
                                                    was a Manager with Arthur Andersen LLP.

                  DIRECTOR AND EXECUTIVE OFFICER COMPENSATION

    Directors of the Company who are also employees or officers of the Company do not receive any compensation specifically related to their activities as directors, other than reimbursement for expenses incurred in connection with their attendance at Board meetings. Prior to May 24, 2001, the Company paid its other directors an annual stipend of $4,000, $1,000 for each Board meeting attended and reimbursement of expenses incurred in connection with such attendance. Beginning on May 24, 2001, the Company replaced the annual cash stipend and cash payments for meeting attendance with a grant of options for 750 shares of Common Stock, which vest over a period of three years, for each board meeting attended. Other directors are also reimbursed for their expenses incurred in connection with their attendance at Board meetings. The Chairman of the Audit Committee is paid an annual cash stipend of $1,000. In addition, each of these other directors received, upon becoming a director, options for 5,000 shares of Common Stock, which vest over a period of three years. Each of these other directors will also receive options for 1,000 shares of Common Stock, which also vest over a period of three years, for each year of service as a director. Michael J. Davies, William A. Shutzer and Gilbert F. Bach each earned $2,578 in stipends and options for 2,250 shares of Common Stock, which vest over a three year period for attending Board meetings in 2001. Michael J. Davies received an additional $1,000 for serving as the Chairman of the Audit Committee.

    The following table sets forth, for the last three fiscal years, cash and certain other compensation paid to, or accrued by the Company for, the Chief Executive Officer of the Company in all capacities in which he served. The table also sets forth cash and certain other compensation paid to, or accrued by the Company for, the President and Chief Operating Officer and the Chief Financial Officer of the Company. Other than Alan M. Meckler, Christopher S. Cardell and Christopher J. Baudouin (collectively, the "Named Executive Officers"), no executive officer of the Company received total salary and bonus during fiscal year 2001 in excess of $100,000. The Company has employment agreements with Christopher S. Cardell and Christopher J. Baudouin which provide for up to one year of severance in the event of termination of employment.

                           SUMMARY COMPENSATION TABLE

                                                                                        LONG TERM
                                                                                       COMPENSATION
                                                                   ANNUAL                 AWARDS
                                                                COMPENSATION       --------------------
                                                            --------------------   NUMBER OF SECURITIES
NAME AND PRINCIPAL POSITION                                   YEAR     SALARY($)    UNDERLYING OPTIONS
---------------------------                                 --------   ---------   --------------------
Alan M. Meckler                                               2001      214,231          500,000
  Chairman and Chief Executive Officer                        2000      192,500          500,000
                                                              1999      123,077          300,000
Christopher S. Cardell                                        2001      214,231          123,750
  President and Chief Operating Officer                       2000      194,615          185,000
                                                              1999      178,077           75,000
Christopher J. Baudouin                                       2001      166,827           30,750
  Chief Financial Officer                                     2000      148,846           52,500
                                                              1999      119,654           20,000

    The following table sets forth stock options granted during the fiscal year ended December 31, 2001 to the Company's Named Executive Officers.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                        INDIVIDUAL GRANTS                       POTENTIAL REALIZABLE
                                      ------------------------------------------------------      VALUE AT ASSUMED
                                      NUMBER OF     PERCENT OF                                  ANNUAL RATES OF STOCK
                                      SECURITIES   TOTAL OPTIONS                               PRICE APPRECIATION FOR
                                      UNDERLYING    GRANTED TO     EXERCISE OR                     OPTION TERM(3)
                                       OPTIONS     EMPLOYEES IN     BASE PRICE    EXPIRATION   -----------------------
NAME                                  GRANTED(1)    FISCAL YEAR    ($/SHARE)(2)      DATE          5%          10%
----                                  ----------   -------------   ------------   ----------   ----------   ----------
Alan M. Meckler                        130,000          6.6%          $3.73         5/04/06     $133,969     $296,036
                                       165,000          8.3%          $2.85         5/24/06     $129,921     $287,092
                                       205,000         10.3%          $0.97         9/24/06     $ 54,939     $121,400
Christopher S. Cardell                  55,000          2.8%          $2.85         5/24/11     $ 98,579     $249,819
                                        68,750          3.5%          $0.97         9/24/11     $ 41,939     $106,283
Christopher J. Baudouin                 13,750          0.7%          $2.85         5/24/11     $ 24,645     $ 62,455
                                        17,000          0.9%          $0.97         9/24/11     $ 10,370     $ 26,281

------------------------------

(1) Each stock option will become exercisable in respect of 33 1/3% of the shares covered thereby on each of the first three anniversaries of their respective grant dates. Each unexercised stock option terminates automatically if the optionee ceases to be an employee of the Company for any reason except that (a) if the optionee undergoes a normal termination, as defined by the INT Media Group, Incorporated 1999 Stock Incentive Plan, the option shall expire on the earlier of the last day of the original option period or three months after the date of termination and (b) in the event of death of the optionee, each stock option shall expire on the last day of the option period or the date that is twelve months after the date of death of the optionee. In such event, the option shall remain exercisable by the person or persons to whom the holder's rights pass by their will or according to the laws of descent and distribution until its expiration, but only to the extent the option was vested and exercisable by the holder at the time of termination.

(2) The exercise price per share of each option granted was equal to the fair market value of the Company's Common Stock on the date of grant.

(3) These amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock price appreciation of 5.0% and 10.0% compounded annually from the date the respective options were granted to their expiration dates. These assumptions are not intended to forecast future appreciation of the Company's stock price. The potential realizable value computation does not take into account federal or state income tax consequences of option exercises or sales of appreciated stock.

    The following table sets forth information for the Company's Named Executive Officers during the last fiscal year with respect to the exercise of options to purchase the Company's Common Stock and year-end option holdings.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

                                                                 NUMBER OF SECURITIES    VALUE OF UNEXERCISED
                                                                UNDERLYING UNEXERCISED       IN-THE-MONEY
                                                                      OPTIONS AT              OPTIONS AT
                                      SHARES                       FISCAL YEAR END         FISCAL YEAR END
                                    ACQUIRED ON      VALUE         (#) EXERCISABLE/        ($) EXERCISABLE/
NAME                                EXERCISE(#)   REALIZED($)       UNEXERCISABLE           UNEXERCISABLE
----                                -----------   -----------   ----------------------   --------------------
Alan M. Meckler                           -             -           366,665/933,335          -/$ 200,900
Christopher S. Cardell                    -             -           111,665/272,085          -/$  67,375
Christopher J. Baudouin                   -             -             30,832/72,418          -/$  16,660

    During the fiscal year ended December 31, 2001, employees of the Company exercised options to purchase an aggregate of 9,720 shares of the Company's Common Stock.

                         COMPENSATION COMMITTEE REPORT

    The Compensation Committee of the Board of Directors ("Compensation Committee") determines and reviews the compensation of the Company's Chief Executive Officer and the President and Chief Operating Officer. It also reviews and approves any employment, severance or similar agreements for those individuals. The Compensation Committee is charged with fixing, on an annual basis, the compensation of the Chief Executive Officer and the President and Chief Operating Officer, subject to the approval of the Board, and reviewing and recommending to the Board any employment, severance or similar agreements for these individuals. The entire Board determines the amount, if any, of the Company's contributions pursuant to its 401(k) Plan. While other compensation decisions generally are not submitted to the Board, the Board has the ultimate power and authority with respect to compensation matters.

    The Compensation Committee seeks to compensate executive officers at levels competitive with other companies comparable in size in the same industry and to provide short-term rewards and long-term incentives for superior individual and corporate performance. In making compensation decisions, the Compensation Committee periodically reviews information about the compensation paid or payable to officers of comparably sized public companies and the compensation recommendations of Mr. Meckler, the Chairman of the Board and Chief Executive Officer of the Company. The Compensation Committee does not have target amounts of stock ownership for the Company's executive officers.

    The key components of executive officer compensation are base salary and stock options. The Compensation Committee attempts to combine these components in such a way as to attract, motivate and retain key executives critical to the long-term success of the Company. A discussion of the various components of the executives' compensation for fiscal 2001 follows.

    BASE SALARY. Each executive officer received a base salary and has the potential for annual salary increases largely determined by such individual's performance, the Company's performance and reference to the salaries of executive officers holding comparable positions in companies of comparable size and complexity.

    STOCK OPTIONS. The Company's Stock Incentive Plan is intended to provide executives with the promise of longer term rewards which appreciate in value with the favorable future performance of the Company. Stock options are generally granted when an executive joins the Company, with additional options granted from time to time for promotions and performance. The Compensation Committee believes that the stock option participation provides a method of retention and motivation for the executives of the Company and also aligns senior management's objectives with long-term stock price appreciation.

    OTHER COMPENSATION. The executive officers also participate in the Company's 401(k) plan as well as the medical, life and disability insurance plans available to all employees of the Company.

CHIEF EXECUTIVE OFFICER COMPENSATION

    The compensation of Mr. Meckler, Chairman of the Board and Chief Executive Officer of the Company, and proposals for additional compensation to him are based on the policies described above. As part of its evaluation, the Compensation Committee considered Mr. Meckler's performance, the Company's performance, the accomplishment of goals for the Company set by the Board of Directors at the beginning of fiscal 2001, and the compensation earned by other chief executive officers of companies of comparable size during the previous year.

                                        COMPENSATION COMMITTEE OF THE BOARD OF
                                        DIRECTORS

                                        Michael J. Davies
                                        Gilbert F. Bach
                                        William A. Shutzer

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation Committee makes all compensation decisions. No interlocking relationship exists between the Board or Compensation Committee and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

                               PERFORMANCE GRAPH

    The following graph compares the cumulative total return of an investment in the Company's Common Stock with an investment in the Nasdaq Total U.S. Index (the "Nasdaq Index") and the JP Morgan H&Q Internet Index (the "Peer Group Index"). The graph covers the period beginning June 25, 1999, the date of the Company's initial public offering, through December 31, 2001, and depicts the results of investing $100 in each of the Company's Common Stock, the Nasdaq Index and the Peer Group Index at closing prices on December 31, 2001, assuming that all dividends were reinvested.

                     COMPARISON OF CUMULATIVE TOTAL RETURN

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 DATES   INTERNET.COM CORPORATION  JP MORGAN H&Q INTERNET  NASDAQ STOCK MARKET -U.S.
6/24/99                       100                     100                        100
Jun-99                      89.73                  110.13                     105.43
Jul-99                     116.52                   97.14                     103.53
Aug-99                     110.27                  102.27                      107.9
Sep-99                        100                  113.21                     108.05
Oct-99                     142.86                  125.17                     116.71
Nov-99                     264.73                  157.76                     130.91
Dec-99                     373.21                  219.15                      159.7
Jan-00                     349.78                  205.47                     153.78
Feb-00                     317.86                  261.22                     182.99
Mar-00                     299.11                   228.9                     179.23
Apr-00                     135.71                   172.5                     150.75
May-00                     110.49                  145.13                     132.57
Jun-00                     140.63                  169.81                     155.83
Jul-00                     135.71                  159.21                     147.39
Aug-00                        225                  184.72                      164.8
Sep-00                     220.98                  163.36                     143.38
Oct-00                     148.66                   138.4                     131.55
Nov-00                      52.68                   92.29                     101.43
Dec-00                      42.41                   84.32                      96.09
1-Jan                       65.18                   94.49                     107.71
1-Feb                       48.66                   66.72                      83.39
1-Mar                       25.89                   52.13                       71.7
1-Apr                       26.29                   65.32                       82.4
1-May                       21.64                   66.51                       82.3
1-Jun                       28.57                   65.67                      84.51
1-Jul                       23.57                    57.7                      79.14
1-Aug                          20                   47.89                      70.51
1-Sep                        8.21                   38.14                      58.63
1-Oct                        9.29                   43.97                      66.15
1-Nov                       14.71                   52.28                      75.57
1-Dec                       13.57                   54.26                      76.22

    The stock price performance depicted in the performance graph is not necessarily indicative of future price performance. The performance graph will not be deemed to be incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

                              CERTAIN TRANSACTIONS

AGREEMENT

    INT Media Group, Internet World Media, Inc. and Penton Media, Inc. entered into a services agreement whereby INT Media Group agreed to provide certain services to Internet World Media, Inc. and Penton Media, Inc. in return for services to be provided to INT Media Group by Internet World Media, Inc. and Penton Media, Inc. This services agreement expires November 23, 2003.

VENTURE CAPITAL FUNDS

    The Company organized and is the portfolio manager of internet.com Venture Fund I LLC ("Fund I"), a $5.0 million venture capital fund formed on April 12, 1999, internet.com Venture Fund II LLC ("Fund II"), a $15.0 million venture capital fund formed on November 7, 1999, and internet.com Venture Partners III ("Fund III"), a $75.0 million venture capital fund formed on January 7, 2000, all of which invest in early-stage content-based Internet properties that are not competitive with the Company. The Company earns management fees for the day-to-day operation and general management of the funds. The Company is also entitled to 20% of the realized gains on investments made by these funds. The Company has a 14%, 12% and 14% investment in each of Fund I, Fund II and Fund III, respectively. The remaining investments in each of the funds were invested by third party investors. As of December 31, 2001, the Company had $7.3 million of capital commitments to Fund III.

                      OTHER ACTIONS AT THE ANNUAL MEETING

    The Board of Directors knows of no other matters which are likely to be brought before the Annual Meeting. However, if any other matters are brought before the Annual Meeting, the proxy holders will vote proxies granted by stockholders in accordance with their best judgment.

                          2003 STOCKHOLDERS' PROPOSALS

    To be considered for inclusion in the Company's proxy statement relating to the Annual Meeting of Stockholders to be held in 2003, stockholder proposals must be received by the Secretary of the Company no later than 120 days prior to April 17, 2003. To be considered for presentation at the Annual Meeting, although not included in the proxy statement, proposals must be received no later than 45 days before April 17, 2003. All stockholder proposals should be sent to the attention of Secretary, INT Media Group, Incorporated, 23 Old Kings Highway South, Darien, Connecticut 06820.

                 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE WITH
             SECTION 16 (A) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16 (a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and greater than 10% stockholders to file reports of ownership and changes in ownership of the Company's securities with the Securities and Exchange Commission ("SEC"). Specific due dates for these reports have been established by the SEC, and the Company is required to disclose in this Proxy Statement any failure by such persons to file these reports in a timely manner during the 2001 fiscal year. Copies of the reports are required by SEC regulation to be furnished to the Company. Based solely on its review of such reports furnished to it, the Company believes that all Section 16(a) filing requirements applicable to the Company's directors, executive officers and greater than 10% beneficial owners were complied with during the fiscal year ended December 31, 2001, except that: Alan
M. Meckler, Chairman of the Board and Chief Executive Officer, inadvertently failed to file a Form 4 for changes in beneficial ownership(1) that occurred on July 16, 1999, August 10, 1999, September 13, 1999, August 29, 2000,
December 26, 2000, January 29, 2001,(2) and May 23, 2001; William A. Shutzer, a director of the Company, inadvertently failed to file a Form 4 for changes in beneficial ownership that occurred on November 28, 2001 and December 12, 2001; Gilbert F. Bach, a director of the Company, inadvertently failed to file a Form 4 for changes in beneficial ownership that occurred on November 28, 2001 and December 12, 2001; and Michael J. Davies, a director of the Company, inadvertently failed to file a Form 4 for changes in beneficial ownership that occurred on November 28, 2001 and December 12, 2001. The changes in beneficial ownership of Messrs. Shutzer, Bach and Davies resulted from the grant of common stock options to such directors on each of November 28, 2001 and December 12, 2001. The changes in beneficial ownership of Mr. Meckler were reported on a Form 4 filing in February 2002, and the changes in beneficial ownership of each of Messrs. Shutzer, Bach and Davies were reported on Form 5 filings in February 2002.

------------------------

(1) With the exception of the change in beneficial ownership that occurred on January 29, 2001, the changes in Alan M. Meckler's beneficial ownership resulted from transactions that were consummated by the Lillian Meckler Revocable Trust, a trust established for the benefit of Alan M. Meckler's mother. Alan M. Meckler acts as co-trustee of the Lillian Meckler Revocable Trust.

(2) The change in beneficial ownership that occurred on January 29, 2001 resulted from a transfer of shares, without cost, from the Herman Meckler
    Revocable Trust to the Herman L. Meckler Family Trust #1 upon the death of Herman Meckler (the father of Alan M. Meckler) pursuant to the terms of the trust instrument. Alan M. Meckler acts as co-trustee for the Herman L. Meckler Family Trust #1.

                           REPORT OF AUDIT COMMITTEE

    To the Board of Directors INT Media Group, Incorporated:

    We have reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2001.

    We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

    We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

    Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001.

    Michael J. Davies, Audit Committee Chairman
    Gilbert F. Bach
    William A. Shutzer

                            INDEPENDENT ACCOUNTANTS

    Arthur Andersen LLP has acted as independent public accountants for the Company since its inception. Upon the recommendation and approval of the Audit Committee, the Board of Directors has selected Arthur Andersen LLP to audit the accounts of the Company for the fiscal year ending December 31, 2002. However, in light of recent, well-publicized events involving Arthur Andersen LLP, many of which are still emerging, the Audit Committee and the Board of Directors has decided to reconsider that firm's engagement as the Company's independent public accountants. As a result, the Board of Directors has determined not to seek shareholder ratification of the selection of Arthur Andersen LLP as the Company's independent public accountants. The Board of Directors and the Audit Committee will review and monitor Arthur Andersen LLP's ability to provide high-quality, professional services to the Company and may, subject to this review, either continue the engagement of Arthur Andersen LLP or, if at any time during the year it is determined that such a change would be in the best interest of the Company and its stockholders, direct the appointment of a different independent accounting firm.

    Stockholder ratification of the selection of the Company's independent public accountants is not required by the Company's by-laws or other applicable legal requirements. However, the Board of Directors intends to seek stockholder ratification of its selection of independent public accountants for the fiscal year ending December 31, 2003 at the 2003 Annual Meeting of Stockholders.

    In making its recommendation, the Audit Committee reviewed past audit results and other non-audit services performed during 2001 and proposed to be performed during 2002. In selecting Arthur Andersen LLP, the Audit Committee and the Board of Directors carefully considered their independence. The Audit Committee has determined that the performance of such non-audit services did not impair the independence of Arthur Andersen LLP. Furthermore, Arthur Andersen LLP has confirmed to the Company that it is in compliance with all rules, standards and policies of the Independence Standards Board and the Securities and Exchange Commission governing auditor independence with respect to the Company.

    The Company has requested that a representative of Arthur Andersen LLP be present at the 2002 Annual Meeting of Stockholders with the opportunity to make a statement if the representative desires to do so and respond to appropriate questions.

                                   AUDIT FEES

    Arthur Andersen LLP audited the financial statements of the Company for the fiscal year ended December 31, 2001. Such services consisted of the firm's audit of and report on the annual financial statements and assistance and consultation in connection with filings with the Securities and Exchange Commission and other matters.

    During 2001, the Company retained its principal auditor, Arthur Andersen LLP, to provide services in the following categories and amounts:

Audit Fees                                                    $75,000
Financial Information Systems Design and Implementation Fees  $     -
Tax Compliance and Tax Consulting Fees                        $98,000
All Other Fees                                                $ 7,500

                             ADDITIONAL INFORMATION

    All of the expenses involved in preparing, assembling and mailing this Proxy Statement and the accompanying materials will be paid by the Company. In addition to the solicitation of proxies by mail, the Company will request brokers and securities dealers to obtain proxies from and send proxy materials to their principals. Expenses incurred in connection therewith will be reimbursed by the Company. Proxies may be solicited personally, by telephone or telegraph, by the directors and officers of the Company without additional compensation.

                                FORM 10-K REPORT

    Interested stockholders may obtain a copy of the Company's Annual Report on Form 10-K for fiscal year 2001 filed with the Securities and Exchange Commission, including all financial statements, schedules and exhibits, without charge by writing to:

    Investor Relations
    INT Media Group, Incorporated
    23 Old Kings Highway South
    Darien, CT 06820
    Or by a telephone call to: 203-662-2870

                         INT MEDIA GROUP, INCORPORATED
                           23 OLD KINGS HIGHWAY SOUTH
                           DARIEN, CONNECTICUT 06820

                            ------------------------

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

                            ------------------------

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Alan M. Meckler and Christopher S. Cardell, and each of them, as proxy holders, each with the power to designate a substitute, and hereby authorizes each of them to represent and to vote as designated below, all the shares of Common Stock of INT Media Group, Incorporated held of record by the undersigned on March 29, 2002, at the Annual Meeting of Stockholders to be held on May 15, 2002, or any adjournment thereof. At their discretion, the proxy holders are authorized to vote such shares of Common Stock upon such other business as may properly come before the Annual Meeting.

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

    PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                       A

[X]  Please mark your vote as in this example.

1. ELECTION OF FIVE DIRECTORS LISTED AT RIGHT WITH TERMS EXPIRING IN 2003 AT THE ANNUAL MEETING

Nominees: Alan M. Meckler, Christopher S. Cardell, Michael J. Davies, Gilbert F. Bach and William A. Shutzer

[  ]  FOR all nominees listed at right, except as marked below

[  ]  WITHHOLD AUTHORITY for all nominees listed below

INSTRUCTION: To withhold a vote for an individual nominee(s), write the name of such nominee(s) in the space provided below. Your shares will be voted for the remaining nominee(s).

                            ------------------------

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO OTHER INDICATION IS MADE, THE PROXIES SHALL VOTE "FOR" ALL DIRECTOR NOMINEES. A VOTE "FOR" ALL DIRECTOR NOMINEES IS RECOMMENDED BY THE BOARD OF DIRECTORS.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT THEREOF.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE ENCOURAGED TO COMPLETE, DATE, SIGN AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE.

Stockholder:                                                  Dated: , 2002

Signature (if held jointly):                                  Dated: , 2002

Note: Please sign as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by authorized officer giving full title. If a partnership, please sign in partnership name by authorized person, giving full title.

                                       B